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                                                                  EXHIBIT (10)H.

                          SEVENTH AMENDMENT TO MODIFIED
                           AND RESTATED LOAN AGREEMENT

         THIS SEVENTH AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "Seventh Amendment") dated as of April 30, 2001, is to that Modified and Restated Loan Agreement dated as of September 24, 1997, as amended January 30, 1998, March 31, 1998, August 1, 1998, December 11, 1998, November 5, 1999 and
October 4, 2000 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), BANK ONE, NA (formerly known as The First National Bank of Chicago), as Co-Agent for the Banks (the "Co-Agent"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

         WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. The definition of "Capital Expenditures" in Section 1.1 of the Loan Agreement shall be amended in its entirety so that definition now reads as follows:

                  "Capital Expenditures" for any period means the aggregate of all expenditures (including that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries, but without duplication in the case of Capital Leases arising out of a sale-leaseback of property, plant or equipment previously acquired through Capital Expenditures by the Borrower or its Subsidiaries) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, have been or should have been included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries, other than additions to property, plant or equipment arising out of the acquisition of the stock of any Person or of all or substantially all of the assets of any Person or of any division or business unit of any Person; provided, however, that such calculation shall exclude up to $30,000,000 of capital expenditures related to the construction of a new distribution center.

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         B.       The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Seventh Amendment; and

                  (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with the execution of this Seventh Amendment.

         C. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Seventh Amendment.

         D. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Seventh Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

         E. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Seventh Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         F. This Seventh Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Seventh Amendment to produce or account for more than one such counterpart.

         G. This Seventh Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:
                                  GENESCO INC.,
                                  a Tennessee corporation

                                  By   /s/ James S. Gulmi
                                       -----------------------------------------

                                  Title  Senior Vice President - Finance
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BANKS:

                                  BANK OF AMERICA, N.A.,
                                  individually in its capacity as a Bank and in its capacity as Agent


                                  By   /s/ Timothy H. Spanos
                                       -----------------------------------------

                                  Title  Managing Director
                                         ---------------------------------------


                                  BANK ONE, NA (Main Office -
                                  Chicago, formerly known as The First National Bank of Chicago), individually in its capacity as a Bank and in its capacity as a Co-Agent


                                  By   /s/ Catherine A. Muszynski
                                       -----------------------------------------

                                  Title  Vice President
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